Filed pursuant to Rule 497(e)
File Nos. 33-78944 and 811-08512

PREMIER VIT

Supplement Dated August 24, 2007
to the Prospectus Dated May 1, 2007

At a meeting of the Board of Trustees of Premier VIT (the ‘‘Fund’’) held on August 14, 2007, the Board approved the closing and termination of the OpCap Renaissance Portfolio (‘‘the Portfolio’’). The Portfolio will cease accepting new investments as soon as reasonably practicable given the operational considerations of the user insurance companies. Within a reasonable time thereafter, the Portfolio will close and permanently cease operations. Shareholders of the Portfolio are encouraged to find a suitable replacement investment for any assets they have invested in the Portfolio before the closing and termination.

Also, effective August 31, 2007, the information under ‘‘Fund Management — Portfolio Managers’’ in the Prospectus is hereby replaced with the following:

Portfolio Managers

Thomas Browne, Senior Vice President and Portfolio Manager/Analyst for Oppenheimer Capital’s Small Cap Value and Small Cap Core Strategies, is the portfolio manager of the Small Cap Portfolio.  Prior to joining the firm in 2003, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management.  Mr. Browne holds a BBA from the University of Notre Dame and an MBA from New York University’s Stern School of Business.

Benno J. Fischer, a Managing Director and founding partner of NFJ Investment Group, is the co-portfolio manager of the Dividend Value Portfolio.  Mr. Fischer has full discretion to buy or sell the Portfolio’s securities.  He has over 39 years of experience in portfolio management, investment analysis and research.  He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

Nicholas Frelinghuysen, Senior Vice President of Oppenheimer Capital, is the lead portfolio manager of the Mid Cap Portfolio and co-portfolio manager of the Renaissance Portfolio. Mr. Frelinghuysen has been a Research Analyst for Oppenheimer Capital since 1999. He graduated from Princeton University with a BA in English and holds an MBA in Finance from the University of Pennsylvania’s Wharton School of Business.

Colin Glinsman, Managing Director and Chief Investment Officer of Oppenheimer Capital, is the portfolio manager of the Balanced Portfolio and is responsible for overseeing the Renaissance Portfolio’s portfolio management team. He joined Oppenheimer Capital in 1989. Mr. Glinsman holds a BA in Economics from Yale University and an MS in Accounting from New York University.

Louis Goldstein, Managing Director of Oppenheimer Capital, is co-portfolio manager of the Mid Cap Portfolio. Mr. Goldstein joined Oppenheimer Capital in 1991. He earned a BS in Finance Summa Cum Laude and an MBA in Finance with honors from the University of Pennsylvania’s Wharton School of Business.

Matthew Greenwald, Senior Vice President of Oppenheimer Capital, has been an investment professional associated with the Balanced Portfolio since December 2002. Mr. Greenwald joined Oppenheimer Capital in 1989. He holds a BA from Pennsylvania State University and an MS and an MBA from Columbia University.

Bradley Holmes, Senior Vice President and Senior Research Analyst of Oppenheimer Capital, is co-portfolio manager of the Renaissance Portfolio. Mr. Holmes joined Oppenheimer Capital in 1993. He holds a Bachelor of General Studies from the University of Michigan and an MBA in Finance and Accounting from New York University’s Stern School of Business.

William H. Gross, Managing Director, Portfolio Manager and Chief Investment Officer of PIMCO, was a founding partner of that firm in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a Chartered Financial Analyst. Mr. Gross has a bachelor’s degree from Duke University and an MBA from the UCLA Graduate School of Business.

Jeffrey S. Partenheimer, Managing Director of NFJ Investment Group, is the lead portfolio manager of the Premier VIT NFJ Dividend Value Portfolio.  Mr. Partenheimer has over 20 years of experience in financial analysis, portfolio management and large corporate finance. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

Robert K. Urquhart, Managing Director of Oppenheimer Capital, is portfolio manager of the Equity Portfolio and the co-portfolio manager of the Managed Portfolio, focusing on the equity portion of that Portfolio. Mr. Urquhart joined Oppenheimer Capital in 1999. Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard Graduate School of Business Administration.

Miles Wixon, Senior Vice President of Oppenheimer Capital, has been portfolio manager of the Global Equity Portfolio since January 2007. Prior to joining the firm in 2006, Mr. Wixon was a senior portfolio manager and analyst at Rockefeller & Co., where he co-managed global, international and U.S. equity strategies, and covered the global financial services sector. He also previously covered the Japanese financial sector as a Tokyo-based analyst for Nikko Salomon Smith Barney. He is a Chartered Financial Analyst. Mr. Wixon holds a Master of International Affairs degree from Columbia University and a Bachelor of Arts degree with honors from the University of Wisconsin-Madison.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Portfolios.